UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 19, 2014

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MINERCO RESOURCES, INC.
(Exact name of registrant as specified in its charter)

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NEVADA	333-156059	27-2636716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Bering Drive
Suite 201
Houston, TX 77057
(Address of principal executive offices, including zip code.)

(888) 473-5150
(Registrant’s telephone number, including area code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see   General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 19, 2014, through our subsidiary, Level 5 Beverage Company, Inc.(the “Supplier”) (“Level 5”), we entered into an amended Agreement (the “Distribution Agreement – Exclusive Territory”) with Drink King Distribution Company, Inc.
(“ Distributor ”), a New Jersey Corporation (“Drink King”) to exclusively distribute the entire product line under the Level 5 brand.

                 The summary of the Agreement is as follows (the entire Agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K filed with the Securities and Exchange Commission):

 TERRITORY

                 The Counties of Kings, Richmond, Queens, Bronx, New York, Suffolk, Nassau, Westchester and Rockland County, Imperial County in the State of New York, in their entireties.

                 TERM

                 Subject to earlier termination in accordance with Paragraph 9 of this Agreement, the term of this Agreement shall be for a three (3) year period commencing as of the Effective Date.  Subject to the terms and conditions herein, upon the expiration of the initial term, the term of this Agreement shall automatically be renewed for successive one (1) year periods.

                 RESALE RIGHTS

                 A.        Supplier hereby appoints Distributor as its exclusive distributor for the Distribution of the Products via the Direct Store Delivery Channel in the Territory, and Distributor agrees to use commercially reasonable efforts to resell the Products via the Direct Store Delivery Channel in the Territory on the terms and conditions set forth herein.  The parties acknowledge that Schedule A may be amended from time to time upon the mutual written consent of the parties to add or modify the Products to be Distributed hereunder.  Distributor shall not solicit orders for the Products from outside the Territory.  If Distributor receives orders from outside the Territory, Distributor shall promptly refer all such orders directly to Supplier without processing such orders or accepting any payment for such orders.  Any (a) marketing or sales of Products by Distributor outside the Territory or (b) sales of Products to entities that Distributor knows or has reason to believe are reselling Products outside the Territory, shall be considered a material breach of this Agreement.

                 B.         If Supplier introduces any new product which is similar to the Products (including, without limitation, any reformulations of the Products) during the term of this Agreement, then Supplier shall offer Distributor the right to Distribute such product via the Direct Store Delivery Channel within the Territory on the terms and conditions of this Agreement (other than pricing for such new product, which shall be agreed upon in good faith by the parties).  If Distributor accepts distribution of such new product within thirty (30) days of Distributor's receipt of written notice from Supplier, Distributor shall commence the sale and distribution of such new product within fifteen (15) days following such acceptance, and such new product shall be included within the definition of the “Products” and Schedule A shall be amended accordingly.  If Distributor does not accept distribution of such new product, Supplier may Distribute such new product via another Person; provided, however, that Supplier may not offer any Person the right to Distribute such product within the Territory on terms more favorable to such Person than those offered to Distributor without first re-offering to Distributor the right to Distribute such product in accordance with this Paragraph 3B.

                 PRODUCT DISTRIBUTION

                 A.        Distributor shall at all times use its commercially reasonable efforts to market, promote and expand the sale of Products via the Channel in the Territory.

                 B.         Distributor shall submit to Supplier monthly sales and inventory data within seven (7) business days following the end of such month.

                 C.         Distributor shall (i) store, handle and distribute its inventory of Products in clean and sanitary conditions as required to maintain Product quality and in accordance with Supplier's and any applicable manufacturers’ reasonable specifications; (ii) not alter the Products in any manner; and (iii) comply with all applicable international, federal, state and local food, health and other applicable laws, rules, regulations, standards and orders (collectively, “Applicable Laws”) in connection with the storage and Distribution of the Products; provided, however, that Supplier shall be solely responsible for complying with all Applicable Laws with regard to the composition, makeup, development, manufacture, supply, advertising and marketing of the Products (including, without limitation, any labels affixed to the Products and the content of any advertising or marketing materials relating to the Products which are provided to Distributor by Supplier) and Supplier's license, distribution and sale of the Products to Persons other than Distributor.

                 D.         If Supplier or a governmental authority notifies Distributor of a Recall/Withdrawal Event, Distributor agrees that it shall fully cooperate with Supplier and take all necessary actions reasonably requested by Supplier in connection with a market withdrawal or recall of any Recalled Products or Withdrawn Products, including but not limited to, a notification to accounts and retrieval of Recalled Products or Withdrawn Products from accounts, at Supplier's sole expense.  In the event of a Recall/Withdrawal Event, Supplier shall repurchase from Distributor, at a purchase price equal to (i) the full purchase price initially paid by Distributor to Supplier for such Recalled Products or Withdrawn Products; plus (ii) if Distributor refunds any money to its accounts in buying back unsold Recalled Product or Withdrawn Product, the difference between: (A) the amount of the refund and (B) Distributor's original purchase price paid for the unsold Recalled Product or Withdrawn Product based on the original purchase order; plus (iii) Distributor's documented freight, delivery and insurance expenses to return Recalled Product and Withdrawn Product to Supplier's designated location.

                 E.         Distributor shall grant Supplier or its Representatives (as defined below) access during normal business hours on twenty-four (24) hours notice: (i) to inspect Distributor's facilities, inventory of Products and transport fleet and to review compliance with health and safety requirements.

                             The foregoing description of the Distribution Agreement is qualified in its entirety by reference to the full text of the Distribution Agreement, attached as Exhibit 10.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

                              On August 14, 2014, we issued the attached press release that included a description of the agreement.  A copy of the press release is attached as Exhibit 99.1 to this Report on Form 8-K.

                 On August 28, 2014, through our subsidiary, Level 5 Beverage Company, Inc.(the “Supplier”) (“Level 5”), we entered into an amended Agreement (the “Distribution Agreement – Exclusive Territory”) with Avanzar Sales and Distribution, LLC (“ Distributor ”), a California Limited Liability Company (“Avanzar”) to exclusively distribute the entire product line under the Level 5 brand.

                             The summary of the Agreement is as follows (the entire Agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K filed with the Securities and Exchange Commission):

                 TERRITORY

                             The Counties of Los Angeles County, Riverside County, San Bernardino County, Orange County, San Diego County, Imperial County in the State of California, in their entireties.

                             The Counties of Maricopa County, Pinal County, Pima County in the State of Arizona, in their entireties.

                 TERM

                             Subject to earlier termination in accordance with Paragraph 9 of this Agreement, the term of this Agreement shall be for a three (3) year period commencing as of the Effective Date.  Subject to the terms and conditions herein, upon the expiration of the initial term, the term of this Agreement shall automatically be renewed for successive one (1) year periods.

                 RESALE RIGHTS

                 A.        Supplier hereby appoints Distributor as its exclusive distributor for the Distribution of the Products via the Direct Store Delivery Channel in the Territory, and Distributor agrees to use commercially reasonable efforts to resell the Products via the Direct Store Delivery Channel in the Territory on the terms and conditions set forth herein.  The parties acknowledge that Schedule A may be amended from time to time upon the mutual written consent of the parties to add or modify the Products to be Distributed hereunder.  Distributor shall not solicit orders for the Products from outside the Territory.  If Distributor receives orders from outside the Territory, Distributor shall promptly refer all such orders directly to Supplier without processing such orders or accepting any payment for such orders.  Any (a) marketing or sales of Products by Distributor outside the Territory or (b) sales of Products to entities that Distributor knows or has reason to believe are reselling Products outside the Territory, shall be considered a material breach of this Agreement.

                 B.         If Supplier introduces any new product which is similar to the Products (including, without limitation, any reformulations of the Products) during the term of this Agreement, then Supplier shall offer Distributor the right to Distribute such product via the Direct Store Delivery Channel within the Territory on the terms and conditions of this Agreement (other than pricing for such new product, which shall be agreed upon in good faith by the parties).  If Distributor accepts distribution of such new product within thirty (30) days of Distributor's receipt of written notice from Supplier, Distributor shall commence the sale and distribution of such new product within fifteen (15) days following such acceptance, and such new product shall be included within the definition of the “Products” and Schedule A shall be amended accordingly.  If Distributor does not accept distribution of such new product, Supplier may Distribute such new product via another Person; provided, however, that Supplier may not offer any Person the right to Distribute such product within the Territory on terms more favorable to such Person than those offered to Distributor without first re-offering to Distributor the right to Distribute such product in accordance with this Paragraph 3B.

                 PRODUCT DISTRIBUTION

                 A.         Distributor shall at all times use its commercially reasonable efforts to market, promote and expand the sale of Products via the Channel in the Territory.

                 B.         Distributor shall submit to Supplier monthly sales and inventory data within seven (7) business days following the end of such month.

                 C.         Distributor shall (i) store, handle and distribute its inventory of Products in clean and sanitary conditions as required to maintain Product quality and in accordance with Supplier's and any applicable manufacturers’ reasonable specifications; (ii) not alter the Products in any manner; and (iii) comply with all applicable international, federal, state and local food, health and other applicable laws, rules, regulations, standards and orders (collectively, “Applicable Laws”) in connection with the storage and Distribution of the Products; provided, however, that Supplier shall be solely responsible for complying with all Applicable Laws with regard to the composition, makeup, development, manufacture, supply, advertising and marketing of the Products (including, without limitation, any labels affixed to the Products and the content of any advertising or marketing materials relating to the Products which are provided to Distributor by Supplier) and Supplier's license, distribution and sale of the Products to Persons other than Distributor.

                 D.         If Supplier or a governmental authority notifies Distributor of a Recall/Withdrawal Event, Distributor agrees that it shall fully cooperate with Supplier and take all necessary actions reasonably requested by Supplier in connection with a market withdrawal or recall of any Recalled Products or Withdrawn Products, including but not limited to, a notification to accounts and retrieval of Recalled Products or Withdrawn Products from accounts, at Supplier's sole expense.  In the event of a Recall/Withdrawal Event, Supplier shall repurchase from Distributor, at a purchase price equal to (i) the full purchase price initially paid by Distributor to Supplier for such Recalled Products or Withdrawn Products; plus (ii) if Distributor refunds any money to its accounts in buying back unsold Recalled Product or Withdrawn Product, the difference between: (A) the amount of the refund and (B) Distributor's original purchase price paid for the unsold Recalled Product or Withdrawn Product based on the original purchase order; plus (iii) Distributor's documented freight, delivery and insurance expenses to return Recalled Product and Withdrawn Product to Supplier's designated location.

                 E.         Distributor shall grant Supplier or its Representatives (as defined below) access during normal business hours on twenty-four (24) hours notice: (i) to inspect Distributor's facilities, inventory of Products and transport fleet and to review compliance with health and safety requirements.

                             The foregoing description of the Distribution Agreement is qualified in its entirety by reference to the full text of the Distribution Agreement, attached as Exhibit 10.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

                             On September 3, 2014, we issued the attached press release that included a description of the agreement.  A copy of the press release is attached as Exhibit 99.2 to this Report on Form 8-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

 EXHIBITS, FINANCIAL STATEMENT SCHEDULES

Incorporated by reference
Exhibit	Document Description	Form	Date	Number	Filed herewith
10.1	Exclusive Territory Distribution Agreement with Drink King Distributing Company, Inc.				X
10.2	Exclusive Territory Distribution Agreement with Avanzar Sales and Distribution, LLC				X
99.1	Press Release, dated August 14, 2014				X
99.2	Press Release, dated September 3, 2014				X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MINERCO RESOURCES, INC.

Dated: 9/3/2014	By:	/s/ V. Scott Vanis
V. Scott Vanis